                                                                   Exhibit 10.38


                                ESCROW AGREEMENT


THIS AGREEMENT is made as of the 3rd day of July, 2001

AMONG:

                  VOICE MOBILITY INTERNATIONAL, INC., a company incorporated under the laws of Nevada having a place of business at Suite 180, 13777 Commerce Parkway, Richmond, British Columbia, V6V 2X3;

                  (the "Issuer");

AND:

                  COMPUTERSHARE TRUST COMPANY OF CANADA, having a place of business at 4th Floor, 510 Burrard Street, Vancouver, British Columbia, V7Y 1H1;

                  (the "Escrow Agent");

AND:

                  THE UNDERSIGNED SECURITY HOLDERS OF THE ISSUER

                  (the "Securityholders")

                  (collectively, the "Parties").

WHEREAS:

A. the Issuer is proposing to carry out a distribution to the public of equity securities of the Issuer pursuant to a prospectus filed with one or more Canadian securities regulatory authorities;

B. in connection with the proposed distribution to the public, the Securityholders have agreed to deposit certain of their securities of the Issuer in escrow, to be held by an escrow agent in accordance with arrangements acceptable to the Canadian securities regulatory authorities having jurisdiction in the matter; and

C. the Escrow Agent has agreed to hold such securities in accordance with the terms of this Agreement.

NOW THEREFORE in consideration of the covenants contained in this agreement and other good and valuable consideration paid by each party to the others (the receipt and sufficiency of which are hereby acknowledged), the Parties agree as follows:

1.       INTERPRETATION

1.1      DEFINITIONS

In this Agreement:

         (a) "ACKNOWLEDGMENT" means an acknowledgment and agreement to be bound, in the form of Schedule "C" to this Agreement;

         (b) "ADDITIONAL SECURITIES" means securities, ownership of or control or direction over which is acquired by a Securityholder subsequent to the date on which the Securityholder executes this Agreement or an Acknowledgement, that are:

                  (i) securities of the Issuer, ownership of or control or direction over which is acquired by a Securityholder as a dividend or other distribution on Securities, upon the exercise by a Securityholder of a right of purchase, conversion or exchange attaching to Securities, or upon a subdivision or compulsory conversion or exchange of Securities, or

                  (ii) New Securities of a Successor Issuer, ownership of or control or direction over which is acquired by a Securityholder in consideration for Securities and which are subject to escrow in accordance with section 6.4 of this Agreement;

         (c) "CANADIAN EXCHANGE" means the CDNX, the WSE, the ME and the TSE;

         (d)      "CDNX" means the Canadian Venture Exchange Inc.;

         (e) "COMBINATION" means a bona fide formal take-over bid, plan of arrangement, amalgamation, merger or similar transaction;

         (f)      "EMERGING ISSUER" means an issuer that:

                  (i) has equity securities listed on the CDNX and is classified as a Tier 2 issuer thereon; or

                  (ii) has equity securities listed on the ME or the WSE and meets requirements equivalent to the CDNX's Tier 2 requirements but not the CDNX's Tier 1 requirements;

         (g)      "ESTABLISHED ISSUER" means an issuer that:

                  (i) has equity securities listed on the TSE and is not classified as an exempt issuer thereon;

                  (ii) has equity securities listed on the CDNX and is classified as a Tier 1 issuer thereon; or

                  (iii) has equity securities listed on the ME or the WSE and meets requirements equivalent to the CDNX's Tier 1 requirements;

         (h) "EXCHANGE" means the Canadian Exchange on which the Issuer has its equity securities listed;

         (i) "IPO" means the initial distribution to the public by the Issuer and/or by securityholders of the Issuer of equity securities of the Issuer pursuant to a prospectus filed with one or more Canadian security regulatory authorities;

         (j) "IPO PROSPECTUS" means the prospectus or amended prospectus pursuant to which the IPO was carried out;

         (k) "ISSUER'S CERTIFICATE" means a certificate signed by a director or officer of the Issuer, duly authorized to sign, as evidenced by a certified copy of a resolution of the board of directors of the Issuer attached to the certificate;

         (l) "LISTING DATE" means the date on which the Securities are first listed on a Canadian Exchange;

         (m)      "ME" means Montreal Exchange;

         (n) "NEW SECURITIES" means equity securities and options of a Successor Issuer which are issued to a Securityholder in consideration for Securities in connection with a Combination;

         (o)      "RELEASE DATES" mean:

                  (i) with respect to an Established Issuer, the dates determined in accordance with clause 5.1(a); and

                  (ii) with respect to an Emerging Issuer, the dates determined in accordance with clause 5.1(b);

         (p) "SECURITIES" means, in relation to a Securityholder, the securities of the Securityholder described in Schedule "A" to this Agreement, together with all Additional Securities of the Securityholder, at any time prior to their release from escrow in accordance with this Agreement;

         (q) "SECURITYHOLDER" means a holder of securities of the Issuer who executes this Agreement or an Acknowledgment;

         (r)      "SENIOR OFFICER" of a person or company means:

                  (i) the chair or a vice-chair of the board of directors, the president, the chief executive officer, the chief financial officer, a vice-president, the secretary, the treasurer or the general manager of the person or company, or any individual who performs functions for the person or company similar to those normally performed by an individual occupying any such office, and

                  (ii) each of the five highest paid employees of the person or company, including any individual referred to in clause (a), excluding a commissioned salesperson who does not act in a managerial capacity;

         (s) "SUCCESSOR ISSUER" means an issuer that issues securities to a Securityholder in connection with a Combination involving the Issuer;

         (t) "SUCCESSOR ISSUER'S CERTIFICATE" means a certificate signed by a director or officer of the Successor Issuer, duly authorized to sign, as evidenced by a certified copy of a resolution of the board of directors of the Successor Issuer attached to the certificate;

         (u)      "TSE" means the Toronto Stock Exchange; and

         (v)      "WSE" means the Winnipeg Stock Exchange;

1.2      TERMS DEFINED IN NATIONAL INSTRUMENT 14-101 DEFINITIONS

Terms used in this Agreement that are defined in National Instrument 14-101 DEFINITIONS have the meanings ascribed to them in that National Instrument.

1.3      CONTROL OR DIRECTION

For purposes of this Agreement, a person or company that has "control or direction" over securities includes a person or company that, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares

         (a) voting power, including the power to direct the voting of, such securities; or

         (b) investment power, including the power to acquire or dispose, or to direct the acquisition or disposition of, such securities.

In determining whether a person or company owns or has control or direction over securities carrying a certain percentage of the voting rights attached to outstanding voting securities, the voting rights attached to securities into which options (other than incentive options) are exercisable must, for that person or company, be treated as having been exercised.

2.       ESCROW

2.1      APPOINTMENT OF ESCROW AGENT

The Issuer and each Securityholder hereby appoint the Escrow Agent to act as escrow agent in accordance with the terms and conditions of this Agreement, and the Escrow Agent hereby accepts such appointment.

2.2      DEPOSIT OF SECURITIES IN ESCROW

Each Securityholder hereby deposits with the Escrow Agent, to be held in escrow under this Agreement, the Securities of the Securityholder described in Schedule "A", and agrees to deliver to the Escrow Agent forthwith upon receipt thereof any certificates evidencing such Securities. Each Securityholder agrees to deposit in escrow with the Escrow Agent, to be held in escrow under this Agreement, all Additional Securities, and to deliver to the Escrow Agent forthwith on receipt thereof any certificates evidencing Additional Securities, and any replacement certificates which may at any time be issued for any Securities held in escrow.

2.3      DIRECTION TO ESCROW AGENT

The Issuer and each Securityholder hereby direct the Escrow Agent to retain the Securities in escrow until the Securities are released from escrow pursuant to the terms of this Agreement.

3.       DEALING WITH SECURITIES IN ESCROW

3.1      PROHIBITIONS ON TRANSFERS AND ENCUMBRANCES

Except as expressly permitted in this Agreement, a Securityholder may not sell, assign, transfer, redeem, surrender for consideration, effect or permit a change in control or direction over, mortgage, hypothecate, charge, pledge, or otherwise encumber Securities or any interest in, or in the certificate evidencing, Securities.

3.2      INDIRECT DEALINGS PROHIBITED

No Securityholder that is not an individual will issue securities of its own issue or effect or permit a transfer of ownership of securities of its own issue that would have the effect of changing the beneficial ownership of, or control or direction over, Securities.

3.3      PLEDGE FOR BONA FIDE LOAN

Subject to section 4.3, a Securityholder may pledge Securities to a financial institution as collateral for a bona fide loan.

3.4      VOTING OF SECURITIES IN ESCROW

Escrow of Securities will not impair any right of a Securityholder to exercise voting rights attaching to Securities.

3.5      DIVIDENDS ON SECURITIES IN ESCROW

Escrow of Securities will not impair any right of a Securityholder to receive a dividend or other distribution on Securities, or to elect the form or manner in which a dividend or other distribution on Securities will be paid. If, during the period in which any of the Securities are retained in escrow pursuant to this Agreement, any dividend or other distribution, other than one paid in securities of the Issuer or in New Securities of a Successor Issuer, is received by the Escrow Agent in respect of Securities, the Escrow Agent shall pay or transfer such dividend or other distribution to the respective Securityholders entitled thereto forthwith.

3.6      EXERCISE OF OTHER RIGHTS ATTACHING TO SECURITIES IN ESCROW

Subject to section 2.2 and Part 6, escrow of Securities will not impair any right of a Securityholder to exercise a right attaching to a Security that entitles the Securityholder to purchase or otherwise acquire another security or to exchange or convert a Security for or into another security. Any security so acquired by a Securityholder will be an Additional Security and subject to escrow in accordance with the terms of this Agreement.

3.7      SECURITIES LEGISLATION RESALE RESTRICTIONS

The release of Securities from escrow or a transfer of Securities within escrow in accordance with this Agreement will not affect or remove any restriction imposed by the securities legislation of a jurisdiction on a trade in such Securities by the Securityholder.

3.8      FILING REQUIREMENTS

The filing requirements in this Agreement are in addition to any other requirements imposed by the securities legislation of a jurisdiction or the Exchange.

4.       PERMITTED TRANSFERS WITHIN ESCROW

4.1      TRANSFER TO DIRECTORS AND SENIOR OFFICERS

         (a) Subject to any legal or other restrictions on transfer and to the approval of the Issuer's board of directors, Securities may be transferred within escrow to an individual who is a director or Senior Officer of the Issuer or of a material operating subsidiary of the Issuer provided that the Escrow Agent first receives:

                  (i) a certified copy of the resolution of the board of directors of the Issuer approving the transfer;

                  (ii) an Issuer's Certificate stating that the transfer is to a director or Senior Officer of the Issuer or of a material operating subsidiary of the Issuer whose election or appointment to that position has been approved by the Exchange accompanied by evidence of such approval;

                  (iii) an Acknowledgment signed by the transferee or an amended Agreement reflecting the transfer;

                  (iv) copies of the transmittal letters sent to the securities regulatory authorities and Exchange pursuant to subsection (b) below; and

                  (v) a transfer power of attorney, duly executed by the transferor.

         (b) At least 10 days prior to the date of the transfer, the Issuer shall file with the securities regulatory authorities in the jurisdictions in which it is a reporting issuer and the Exchange the documents set out in clauses (a)(i) through
                  (a)(iii) above.

4.2      TRANSFER UPON BANKRUPTCY

Subject to any legal or other restrictions on transferability, upon the bankruptcy of a Securityholder, the Securities of the Securityholder may be transferred within escrow to the trustee in bankruptcy or other person or company legally entitled to such Securities, provided that the Escrow Agent first receives:

         (a)      a certified copy of either:

                  (i) the assignment in bankruptcy of the Securityholder filed with the Superintendent of Bankruptcy; or

                  (ii) the Receiving Order adjudging the Securityholder bankrupt;

         (b) a certified copy of a certificate of appointment of the trustee in bankruptcy;

         (c)      a transfer power of attorney, duly executed by the transferor;
                  and

         (d) an Acknowledgment signed by the trustee in bankruptcy or other person or company legally entitled to the Securities or an amended Agreement reflecting the transfer.

Within 10 days after the date of transfer of the Securities pursuant to this section 4.2, the transferee Securityholder shall file a copy of the amended Agreement or Acknowledgment with the securities regulatory authorities in the jurisdictions in which the Issuer is a reporting issuer and the Exchange.

4.3      TRANSFER UPON REALIZATION OF PLEDGED SECURITIES

In the event of the realization of Securities pledged by the Securityholder in accordance with section 3.3, the Securities may be transferred within escrow to the financial institution legally entitled to such Securities, provided that the Escrow Agent first receives:

         (a) a statutory declaration of an officer of the financial institution that the financial institution is legally entitled to the Securities;

         (b)      a transfer power of attorney, duly executed by the transferor;
                  and

         (c) an Acknowledgment signed by the financial institution or an amended Agreement reflecting the transfer.

Within 10 days after the date of transfer of the Securities pursuant to this section 4.3, the transferee Securityholder shall file a copy of the amended Agreement or Acknowledgment with the securities regulatory authorities in the jurisdictions in which the Issuer is a reporting issuer and the Exchange.

4.4      TRANSFER TO CERTAIN PLANS AND FUNDS

Securities may be transferred within escrow by a Securityholder to a registered retirement savings plan ("RRSP"), a registered retirement income fund ("RRIF") or any other similar trusteed plan or fund, or subsequently between any such trusteed plans or funds, provided that the Escrow Agent first receives:

         (a) evidence from the trustee of the plan or fund to which the Securities are being transferred, stating that, to the best of the trustee's knowledge, the beneficiaries of the plan or fund do not include any person or company other than the Securityholder or a spouse or child of the Securityholder;

         (b)      a transfer power of attorney, duly executed by the transferor;
                  and

         (c) an Acknowledgment signed by the trustee of the plan or fund or an amended Agreement reflecting the transfer.

Within 10 days after the date of transfer of the Securities pursuant to this section 4.4, the transferee Securityholder shall file a copy of the amended Agreement or Acknowledgment with the securities regulatory authorities in the jurisdictions in which the Issuer is a reporting issuer and the Exchange.

4.5      EFFECT OF TRANSFER WITHIN ESCROW

Upon completion of a transfer of Securities pursuant to this Part 4, the transferee will be a Securityholder and the Securities transferred will remain in escrow, to be held in and released from escrow on the same terms and conditions as were applicable prior to the transfer.

5.       RELEASE OF SECURITIES FROM ESCROW

5.1      RELEASE SCHEDULE

Subject to section 5.4, 5.5, Part 6 and Part 7, each Securityholder's Securities will be released from escrow under this Agreement as follows:

         (a) if the Issuer is an Established Issuer on completion of its IPO


                                DATE FREE OF ESCROW                       CUMULATIVE PERCENTAGE OF SECURITIES
               ------------------------------------------------------------------------------------------------------------
                                    Listing Date                              25% (not subject to escrow)
               ------------------------------------------------------------------------------------------------------------
                             6 months from Listing Date                                   50%
               ------------------------------------------------------------------------------------------------------------
                            12 months from Listing Date                                   75%
               ------------------------------------------------------------------------------------------------------------
                            18 months from Listing Date                                  100%
               ------------------------------------------------------------------------------------------------------------

         (b)      if the Issuer is an Emerging Issuer on completion of its IPO

                                DATE FREE OF ESCROW                       CUMULATIVE PERCENTAGE OF SECURITIES
               ------------------------------------------------------------------------------------------------------------
                                    Listing Date                              10% (not subject to escrow)
               ------------------------------------------------------------------------------------------------------------
                             6 months from Listing Date                                   25%
               ------------------------------------------------------------------------------------------------------------
                            12 months from Listing Date                                   40%
               ------------------------------------------------------------------------------------------------------------
                            18 months from Listing Date                                   55%
               ------------------------------------------------------------------------------------------------------------
                            24 months from Listing Date                                   70%
               ------------------------------------------------------------------------------------------------------------
                            30 months from Listing Date                                   85%
               ------------------------------------------------------------------------------------------------------------
                            36 months from Listing Date                                  100%
               ------------------------------------------------------------------------------------------------------------

5.2      DELIVERY OF CERTIFICATES TO SECURITYHOLDER

The Escrow Agent will, as soon as reasonably practicable after the applicable Release Date, deliver, to or at the direction of the Securityholder, certificates evidencing the Securities released from escrow on the applicable Release Date.

5.3      REPLACEMENT CERTIFICATES

Where a Securityholder has, in accordance with section 5.2, provided notice to the Escrow Agent that the Securityholder wishes to receive a certificate evidencing Securities released or to be released from escrow, and where the relevant certificate held by the Escrow Agent evidences a combination of Securities released from escrow on the applicable Release Date and Securities that are to remain in escrow, the Escrow Agent will, as soon as reasonably practicable after the applicable Release Date or after receipt by the Escrow Agent of the notice from the Securityholder, whichever is later, deliver such certificates to the Issuer or its transfer agent, together with a request that separate replacement certificates be prepared and delivered to the Escrow Agent. Where certificates evidencing Securities are delivered to the Issuer in accordance with the foregoing, the Issuer will, as soon as reasonably practicable, cause separate replacement certificates to be prepared and delivered to the Escrow Agent. As soon as reasonably practicable after the receipt by the Escrow Agent of the replacement certificates, the Escrow Agent will deliver, to or at the direction of the Securityholder, all replacement certificates evidencing Securities released from escrow on the applicable Release Date.

5.4      RELEASE UPON DEATH

Upon the death of a Securityholder, the Securities of that Securityholder will be released from escrow and the Escrow Agent will deliver all certificates evidencing such Securities to the legal representative of the deceased Securityholder, provided that the Escrow Agent first receives:

         (a) a certified copy of the deceased Securityholder's death certificate; and

         (b) such evidence of the legal representative's status that the Escrow Agent may reasonably require.

5.5      RELEASE IF MINIMUM IPO PROCEEDS $75,000,000

If the IPO Prospectus does not specify a minimum offering of $75,000,000 or more, but gross proceeds of at least $75,000,000 are raised in the Issuer's IPO, whether by way of a primary offering and/or a secondary offering of securities, all Securities shall be released from escrow upon receipt by the Escrow Agent of an Issuer's Certificate stating:

         (a)      the amount of gross proceeds raised in the IPO; and

         (b) that the Securities are not required to be escrowed and may be released to the Securityholders entitled to the same.

If the Escrow Agent has received notice from a Securityholder that the Securityholder wishes to receive certificates evidencing released Securities, the Escrow Agent will deliver such certificates in accordance with the procedure set out in section 5.2.

6.       COMBINATIONS

6.1      DELIVERIES TO ESCROW AGENT

A Securityholder who wishes to tender Securities (the "Tendered Securities") to a Combination will deliver to the Escrow Agent:

         (a) a written direction signed by the Securityholder (a "Direction") that directs the Escrow Agent to deliver to a specified person or company (the "Depositary") either:

                  (i)      certificates evidencing the Tendered Securities, or

                  (ii) if the Securityholder has provided the Escrow Agent with a notice of guaranteed delivery or similar notice of the Securityholder's intent to tender the Tendered Securities to the Combination, that notice, together with a letter of transmittal or similar document and, where required, transfer power of attorney duly executed for transfer, and any other documentation specified or provided by the Securityholder and required to be delivered to the Depositary under the terms of the Combination; and

         (b) such other information concerning or evidence of the Combination as the Escrow Agent may reasonably require.

6.2      DELIVERIES TO DEPOSITARY

Forthwith after its receipt of the information and documentation specified in section 6.1, the Escrow Agent will deliver to the Depositary, in accordance with the Direction, the documentation specified or provided under clause 6.1(a), together with a letter addressed to the Depositary that:

         (a)      identifies the Tendered Securities;

         (b)      states that the Tendered Securities are held in escrow;

         (c) states that the Tendered Securities are delivered only for the purposes of the Combination and that the Tendered Securities will be released from escrow only upon receipt by the Escrow Agent of the information described in section 6.3;

         (d) if certificates for Securities have been delivered to the Depositary, requires the Depositary to return to the Escrow Agent, as soon as practicable, the certificates evidencing Securities that are not releasable from escrow as described in clause (c) above; and

         (e) where applicable, requires the Depositary to deliver or cause to be delivered to the Escrow Agent, as soon as practicable, certificates representing Additional Securities acquired by the Securityholder under the Combination.

6.3      RELEASE OF SECURITIES TO DEPOSITARY

Tendered Securities will be released from escrow upon receipt by the Escrow Agent of a declaration signed by the Depositary or, if the Direction identifies the Depositary as acting on behalf of another person or company in respect of the Combination, by that other person or company, that:

         (a) the terms and conditions of the Combination have been met or waived; and

         (b) the Tendered Securities have either been taken up and paid for or are subject to an unconditional obligation to be taken up and paid for under the Combination.

6.4      ESCROW OF NEW SECURITIES

Each Securityholder agrees that New Securities received by the Securityholder shall be held in escrow in substitution for the Tendered Securities if

         (a)

                  (i) immediately after the completion of the Combination, the Successor Issuer has no equity securities listed on the TSE and is not classified as an exempt issuer thereon;

                  (ii) the Securityholder is a Principal of the Successor Issuer (as defined in section 6.5); and

                  (iii) immediately after completion of the Combination, the Securityholder beneficially owns and/or has direction or control over 1% or more of the Successor Issuer's outstanding voting securities; or

         (b) the Exchange on which the New Securities are listed so requires.

6.5      MEANING OF "PRINCIPAL"

For the purposes of section 6.4, a "Principal of a Successor Issuer" means a person or company that, immediately upon completion of the Combination, is:

         (a) a Promoter (as defined in section 6.6) of the Successor Issuer or a material operating subsidiary of the Successor Issuer whose activities in this regard occurred at any time within the previous two years;

         (b) a director or Senior Officer of the Successor Issuer or of a material operating subsidiary of the Successor Issuer;

         (c)      a person or company that

                  (i)      beneficially owns, directly or indirectly;

                  (ii)     has control or direction over; or

                  (iii) has a combination of direct or indirect beneficial ownership of and control or direction over securities of the Successor Issuer carrying more than 20% of the voting rights attached to all the outstanding voting securities of the Successor Issuer, calculated immediately after completion of the Combination;

         (d)      a person or company that:

                  (i)

                           (A)      beneficially owns, directly or indirectly;

                           (B)      has control or direction over; or

                           (C) has a combination of direct or indirect beneficial ownership of and control or direction over securities of the Successor Issuer carrying more than 10% of the voting rights attached to all the outstanding voting securities of the Successor Issuer, calculated immediately after completion of the Combination, and

                  (ii)

                           (A) has selected, or has the right to select one or more directors or Senior Officers of the Successor Issuer; or

                           (B) one or more directors or Senior Officers of the Successor Issuer

                                    (a)      are directors, officers or
                                             employees of such person or
                                             company; or

                                    (b)     beneficially own, directly or
                                            indirectly, or have control or
                                            direction over, or have a
                                            combination of beneficial ownership
                                            of and control or direction over,
                                            more than 10% of the outstanding
                                            voting securities, of such person or
                                            company;

         (e)      an issuer:

                  (i) if 20% or more of the voting securities of the issuer are beneficially owned, directly or indirectly, by one or more of the persons or companies referred to in clauses (a) through (d); or

                  (ii) if one or more of the persons or companies referred to in clauses (a) through (d) has or have control or direction over 20% or more of the voting securities of the issuer; or

                  (iii) if one or more of the persons or companies referred to in clauses (a) through (d) has or have a combination of beneficial ownership of and control or direction over, 20% of the voting securities of the issuer; or

         (f) an associate of a person or company referred to in clauses (a) through (d).

6.6      MEANING OF PROMOTER

For the purposes of section 6.5, "Promoter" means:

         (a) a person or company that, acting alone or in conjunction with one or more other persons or companies or a combination thereof, directly or indirectly takes the initiative in founding, organizing or substantially reorganizing the business of a Successor Issuer or material operating subsidiary thereof; or

         (b) a person or company that, in connection with the founding, organizing or substantial reorganizing of the business of the Successor Issuer or material operating subsidiary thereof, directly or indirectly receives, in consideration of services or property or both, 10% or more of a class of the Successor Issuer's own securities or 10% or more of the proceeds from the sale of a class of the Successor Issuer's own securities of a particular issue;

         but does not include a person or company that receives securities or proceeds solely as underwriting commissions or in consideration for property, if that person or company does not otherwise take part in founding, organizing or substantially reorganizing the business of a Successor Issuer or material operating subsidiary thereof.

6.7      RELEASE FROM ESCROW OF NEW SECURITIES

Upon receipt by the Escrow Agent of an Issuer's Certificate from the Successor
Issuer:

         (a)      stating that it is a Successor Issuer;

         (b) containing a list of the Securityholders whose New Securities are subject to escrow pursuant to section 6.4;

         (c) containing a list of the Securityholders whose New Securities are not subject to escrow pursuant to section 6.4;

         (d) notices from Securityholders who are on the list described in clause (c) above that the Securityholder giving the notice wishes to receive certificates evidencing released New Securities,

         the Escrow Agent will deliver such certificates in accordance with the procedure set out in section 5.2.

The Escrow Agent will hold any New Securities acquired under a Combination by a Securityholder who is listed on the list described in clause (b) in escrow on the same terms and conditions, including release dates, as applied to the Securities for which they were exchanged, substituted or constituted consideration, which release dates may be revised pursuant to Part 7.

7.       EARLY RELEASE ON GRADUATION

7.1      REQUIREMENTS FOR GRADUATION

For the purposes of this Part 7, "Graduation Requirement" means any one of the following:

         (a)      the Issuer's equity securities are listed on the TSE;

         (b) the Issuer's equity securities are listed on the CDNX and the Issuer is classified as a Tier 1 issuer thereon; or

         (c) the Issuer's equity securities are listed on the ME or the WSE and the Issuer meets requirements equivalent to the CDNX's Tier 1 listing requirements.

7.2      RELEASE OF SECURITIES ON GRADUATION

Notwithstanding section 5.1, Securities of an Emerging Issuer that satisfies a Graduation Requirement will, subject to section 7.3, be released from escrow as follows:

         (a) if the Issuer has satisfied a Graduation Requirement and complied with the procedural requirements of section 7.3 within 18 months after its Listing Date:

                  (i) that number of Securities that would, to that date, have been eligible for release from escrow if the issuer had been an Established Issuer on its Listing Date will immediately be released from escrow; and

                  (ii) one-third of each Securityholder's Securities that are equity securities and one-third of each Securityholder's Securities that are options, if not previously released, will be released:

                           (A)      6 months after the Listing Date;

                           (B)      12 months after the Listing Date; and

                           (C)      18 months after the Listing Date; or

         (b) if the Issuer satisfies a Graduation Requirement and complies with section 7.3 18 months or more after its Listing Date, all Securities will be immediately released from escrow.

7.3      FILING REQUIREMENTS

It is a condition of the release of Securities from escrow in accordance with section 7.2 that, if the Issuer is an Emerging Issuer on the date of this Agreement and subsequently meets one of the Graduation Requirements set out in section 7.1, the Issuer

         (a) at least 20 days prior to the date of the initial release of Securities pursuant to section 7.2, files with the securities regulatory authorities of the jurisdictions in which it is a reporting issuer and the Exchange:

                  (i)      an Issuer's Certificate stating that:

                  (ii) the Issuer has met the Graduation Requirement specified in the Issuer's Certificate; and

                  (iii) the Securityholders are entitled to an initial release of the numbers of Securities specified in accordance with section 7.2 of this Agreement; and

                  (iv) a copy of a letter or other evidence from the Exchange confirming that the Graduation Requirement has been met; and

         (b) at least 10 days prior to the date of the initial release pursuant to section 7.2, issues and files with the securities regulatory authorities of the jurisdictions in which it is a reporting issuer and the Exchange, a news release disclosing details of the impending release of the Securities and the change in the release schedule that will be applicable to the Securities.

If subsection 7.2(a) applies, the Issuer shall, within 10 days after the date of the initial release of Securities on the new escrow release schedule, file with the securities regulatory authorities of the jurisdictions in which it is a reporting issuer and the Exchange, an amended copy of this Agreement.

7.4      AMENDMENT OF RELEASE SCHEDULE

Upon receipt by the Escrow Agent of an Issuer's Certificate:

         (a) stating that the Issuer has met one of the Graduation Requirements specified in section 7.1;

         (b) stating that the Securityholders are entitled to early release from escrow of Securities as set out in section 7.2;

         (c) stating that the Issuer has issued a news release in accordance with section 7.3 and specifying the date on which such news release was issued; and

         (d)      specifying the new escrow release schedule, in accordance with section 7.2, applicable to the Securities held in escrow;

Schedule "B" to this Agreement will be deemed to be amended to reflect the new escrow release schedule referred to in clause 7.4(d) above.

7.5      INITIAL RELEASE PURSUANT TO AMENDED SCHEDULE

If Schedule "B" to this Agreement is amended pursuant to section 7.4, the Escrow Agent will effect the initial release of Securities in accordance with the amended Schedule "B" on, or as soon as reasonably practicable after, the later of the initial release date set forth in the amended Schedule "B" and the date that is 10 days after the date of the news release specified in the Issuer's Certificate provided under section 7.4.

8.       ESCROW AGENT

8.1      ESCROW AGENT NOT RESPONSIBLE FOR GENUINENESS

The Escrow Agent shall not be responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any Security deposited with it.

8.2      ESCROW AGENT NOT RESPONSIBLE FOR FURNISHING INFORMATION

The Escrow Agent will bear no responsibility for seeking, obtaining, compiling, preparing or determining the accuracy of any information or document, the Escrow Agent's receipt of which is a condition to a release from escrow or a transfer within escrow under this Agreement.

8.3      ESCROW AGENT NOT RESPONSIBLE AFTER RELEASE

The Escrow Agent will have no further responsibility for Securities after it has delivered Securities to or at the direction of the Securityholder in accordance with the terms of this Agreement.

8.4      INDEMNIFICATION OF ESCROW AGENT

The Issuer and the Securityholders jointly and severally agree to release and indemnify and save harmless the Escrow Agent, its successors and assigns, and its directors, officers, employees and agents (the "Indemnified Parties") against and from all claims, suits, demands, costs, damages and expenses and disbursements of every nature and kind which may be brought against or suffered or incurred by the Indemnified Parties in consequence of , arising out of, or in any way related to the Escrow Agreement, as amended, modified or supplemented from time to time.

8.5      REMUNERATION OF ESCROW AGENT

The Issuer will pay the Escrow Agent reasonable remuneration for, and reimburse the Escrow Agent for its disbursements in connection with, its services under this Agreement.

8.6      RESIGNATION OF ESCROW AGENT

If the Escrow Agent wishes to resign as escrow agent, the Escrow Agent will give written notice to the Issuer. If the Issuer wishes the Escrow Agent to resign as escrow agent, the Issuer will give written notice to the Escrow Agent. The resignation of the Escrow Agent will be effective, and the Escrow Agent will cease to be bound by this Agreement, on the date that is 60 days after the date of receipt of the notices referred to above by the Escrow Agent or Issuer, as applicable, or on such other date as the Escrow Agent and the Issuer may agree upon (the "resignation date"), provided that the resignation date will not be a date that is less than 10 business days before a release date set forth in Schedule "B" and before the resignation date the Issuer has appointed another escrow agent that is acceptable to the securities regulatory authorities having jurisdiction in the matter and that has accepted such appointment, which appointment will be binding on the Issuer and the Securityholders.

9.       NOTICES

9.1      NOTICE TO ESCROW AGENT

Documents will be considered to have been delivered to the Escrow Agent on the next business day following the date of transmission, if delivered by telecopier, the date of physical delivery, if delivered by hand or by prepaid courier, or 5 business days after the date of mailing, if delivered by mail, to the following:

                  Computershare Trust Company Of Canada
                  4th Floor, 510 Burrard Street
                  Vancouver, BC  V7Y 1H1
                  Attention:        Luce Lafontaine
                  Fax Number:       (604) 683-3694

9.2      NOTICE TO ISSUER

Documents will be considered to have been delivered to the Issuer on the next business day following the date of transmission, if delivered by telecopier, the date of physical delivery, if delivered by hand or by prepaid courier, or 5 business days after the date of mailing, if delivered by mail, to the following:

                  Voice Mobility International, Inc.
                  Suite 180, 13777 Commerce Parkway
                  Richmond, BC  V6V 2X3

                  Attention:        James Hewett
                  Fax Number:       (604) 232-4826

9.3      DELIVERIES TO SECURITYHOLDERS

Subject to section 9.4, documents will be considered to have been delivered to a Securityholder on the next business day following the date of transmission, if delivered by telecopier, the date of physical delivery, if delivered by hand or by prepaid courier, or 5 business days after the date of mailing, if delivered by mail, to the address noted in Schedule "A". The Escrow Agent will, unless a Securityholder directs the Escrow Agent in writing otherwise, deliver all certificates representing Securities of the Securityholder that have been released from escrow to the address of the Securityholder noted in Schedule "A".

9.4      CHANGE OF ADDRESS

A change in an address for delivery of the Escrow Agent or the Issuer under this
Part 9 will be effective upon delivery to each other Party of written notice of such change. A change in an address for delivery of a Securityholder under this
Part 9 will be effective upon delivery to the Escrow Agent and the Issuer. For the purpose of section 9.3, Schedule "A" will be deemed to be amended accordingly.

9.5      POSTAL INTERRUPTION

A Party will not effect a delivery by mail if the Party is aware of an actual or impending disruption of postal service.

10.      GENERAL

10.1     FURTHER ASSURANCES

The Parties will execute and deliver any further documents and perform any further acts necessary to carry out the intent of this Agreement.

10.2     TIME

Time is of the essence of this Agreement.

10.3     INCOMPLETE IPO

If the Issuer has become a reporting issuer in one or more jurisdictions as a result of filing and obtaining a receipt for its IPO Prospectus, but does not complete its IPO, this Agreement shall remain in effect until the securities regulatory authorities in such jurisdiction or jurisdictions order that the Issuer has ceased to be a reporting issuer therein.

10.4     JURISDICTION

The securities regulatory authority in each jurisdiction in which the Issuer's IPO Prospectus is filed has jurisdiction with respect to this Agreement and the Securities.

10.5     CONSENT OF SECURITIES REGULATORY AUTHORITIES TO AMENDMENT

This Agreement may not be amended without the consent of the securities regulatory authorities having jurisdiction.

10.6     GOVERNING LAWS

This Agreement will be construed in accordance with and governed by the laws of British Columbia and the laws of Canada applicable in British Columbia.

10.7     COUNTERPARTS

This Agreement may be executed by facsimile and in two or more counterparts, each of which will be deemed to be an original and all of which will constitute one agreement.

10.8     SINGULAR AND PLURAL

Wherever a singular expression is used in this agreement, that expression is deemed to include the plural or the body corporate where required by the context.

10.9     LANGUAGE

This Agreement has been drawn up in the English language at the request of all Parties. Cet acte a ete redige en anglais a la demande de toutes les Parties.

10.10    ENUREMENT

This Agreement will enure to the benefit of and b e binding on the Parties and their heirs, executors, administrators, successors and permitted assigns.

The Parties have executed and delivered this Agreement as of the date set out above.


SIGNED, SEALED AND DELIVERED BY
COMPUTERSHARE TRUST COMPANY
OF CANADA per:

--------------------------------------------
Authorized Signatory


Name of Signatory:
                  --------------------------
Title of Signatory:
                   -------------------------

--------------------------------------------
Authorized Signatory


Name of Signatory:
                  --------------------------
Title of Signatory:
                   -------------------------


SIGNED, SEALED AND DELIVERED BY
VOICE MOBILITY INTERNATIONAL,
INC. per:

/s/ James Hewett
--------------------------------------------
Authorized Signatory

Name of Signatory: James Hewett
                  --------------------------
Title of Signatory: CFO
                   -------------------------

SIGNED, SEALED AND DELIVERED BY
PACIFIC WESTERN MORTGAGE
CORPORATION per:

/s/ William Krebs
--------------------------------------------
Authorized Signatory

Name of Signatory: William Krebs
                  --------------------------
Title of Signatory: President
                   -------------------------


SIGNED, SEALED AND DELIVERED BY
RAYMOND JAMES LTD. ITF WILLIAM
KREBS RRSP A/C#22-632S-6 per:

/s/ Michael Holmes
--------------------------------------------
Authorized Signatory

Name of Signatory: Michael Holmes
                   -------------------------
Title of Signatory: Sr. Vice-President
                    ------------------------

SIGNED, SEALED AND DELIVERED BY
CANACCORD CAPITAL CORPORATION
ITF JAMES HUTTON RRSP A/C#260-119-S
-1 per:

/s/ Dennis Burdett
--------------------------------------------
Authorized Signatory

Name of Signatory: Dennis Burdett
                  --------------------------
Title of Signatory: CFO
                   -------------------------
SIGNED, SEALED & DELIVERED                    )
by BILL GARDINER in the presence of:          )
                                              )
/s/ Ismael Martinez                           )   /s/ Bill Gardiner
--------------------------------------------   ---------------------------------
Signature of Witness                          )   BILL GARDINER
                                              )
Name of Witness: Ismael Martinez              )
                ----------------------------
                                              )
Address of Witness: 445 Park Ave.             )
                   -------------------------
                                              )
NY, NY 10022                                  )
--------------------------------------------
                                              )
Occupation of Witness: Technical Consultant   )
                      ----------------------

SIGNED, SEALED AND DELIVERED BY
RAYMOND JAMES LTD. ITF MARGIT
KRISTIANSEN RRSP
A/C#22-629S-1 per:

/s/ Michael Holmes
--------------------------------------------
Authorized Signatory

Name of Signatory: Michael Holmes
                  --------------------------

Title of Signatory: Sr. Vice-President
                   -------------------------

SIGNED, SEALED & DELIVERED                    )
by JANIS GURNEY in the presence of:           )
                                              )
/s/ Leah Lambert                              )   /s/ Janis Gurney
--------------------------------------------      ------------------------------
Signature of Witness                          )   JANIS GURNEY
                                              )
Name of Witness: Leah Lambert                 )
                ----------------------------
                                              )
Address of Witness: 401 - 137 East 1st Street )
                   -------------------------
                                              )
 North Vancouver, B.C. V7L 1B2                )
--------------------------------------------
                                              )
                                              )
--------------------------------------------

Occupation of Witness: Compliance
                      ----------------------

SIGNED, SEALED AND DELIVERED BY
E.W.G. INVESTMENTS LTD. per:

/s/ Edith M. Both
--------------------------------------------
Authorized Signatory

Name of Signatory: E. M. Both
                  --------------------------

Title of Signatory: President
                   -------------------------

SIGNED, SEALED & DELIVERED                    )
by JAMES HUTTON in the presence of:           )
                                              )
/s/ Leah Lambert                              )   /s/ James Hutton
--------------------------------------------      ------------------------------
Signature of Witness                          )   JAMES HUTTON
                                              )
Name of Witness: Leah Lambert                 )
                ----------------------------
                                              )
Address of Witness: 401 - 137 East 1st Street )
                   -------------------------
                                              )
 North Vancouver, B.C. V7L 1B2                )
--------------------------------------------
                                              )
--------------------------------------------
                                              )

Occupation of Witness: Compliance
                      ----------------------

                                  SCHEDULE "A"

SECURITY HOLDER

Name:             Raymond James Ltd. ITF William Krebs
                  ------------------------------------
                  RRSP A/C# 22-632S-6
                  ------------------------------------

Signature:        /s/ Michael Holmes
                  --------------------------------------------

Address for Delivery: Suite 1000, 601 West Hastings Street
                      --------------------------------------------

                         Vancouver, B.C.
                      --------------------------------------------

                         V6B 5E2
                      --------------------------------------------

SECURITIES:

-----------------------------------------------------------------------------------------------------------
CLASS OR DESCRIPTION                                   NUMBER             CERTIFICATE(S) (IF APPLICABLE)
-----------------------------------------------------------------------------------------------------------
Common Shares of the Issuer                               100,000 (1)
-----------------------------------------------------------------------------------------------------------
Common Shares of the Issuer (legended)                    100,000 (1)
                                                          -------
-----------------------------------------------------------------------------------------------------------
Total:                                                    200,000
                                                          =======
-----------------------------------------------------------------------------------------------------------


(1) These shares are registered to Raymond James Ltd. ITF William Krebs, RRSP A/C# 22-632S-6.

SECURITY HOLDER

Name:             Pacific Western Mortgage Corporation
                  ------------------------------------

Signature:        /s/ William Krebs
                  ------------------------------------

Address for Delivery: 101 Willow Lane
                     ---------------------------------

                       Salt Spring Island, BC V8K 2M1
                     ---------------------------------

SECURITIES:

-----------------------------------------------------------------------------------------------------------
CLASS OR DESCRIPTION                                   NUMBER             CERTIFICATE(S) (IF APPLICABLE)
-----------------------------------------------------------------------------------------------------------
Common Shares of the Issuer                             512,500 (2)
-----------------------------------------------------------------------------------------------------------
Preferred Shares of Voice Mobility Canada               937,500 (3)
Limited                                               ---------
-----------------------------------------------------------------------------------------------------------
Total:                                                1,450,000
                                                      =========
-----------------------------------------------------------------------------------------------------------

(2) These shares are registered to Pacific Western Mortgage Corporation ("PWMC"), a company controlled by William Krebs.

(3) PWMC is the registered holder of 937,500 preferred shares (the "Preferred Shares") of Voice Mobility Canada Limited ("VM Canada"). Pursuant to the rights, privileges, restrictions and conditions to the Preferred Shares set out in the Articles of VM Canada, each holder of Preferred Shares can cause VM Canada to redeem each Preferred Share and upon such redemption each Preferred Share shall be exchanged for one common share of the Issuer for no additional consideration. William Krebs, as an authorized signatory of PWMC, hereby agrees to deposit in escrow with the Escrow Agent the share certificate for the Preferred Shares and, as and when issued, all share certificates evidencing common shares of the Issuer issued to PWMC on redemption of the Preferred Shares held by PWMC to the extent that such shares have not been released from escrow pursuant to the release schedule contained on Schedule "B" of this Agreement.

SECURITY HOLDER

Name:             Canaccord Capital Corporation ITF
                  --------------------------------------
                  James Hutton RRSP #260-119-S-1
                  --------------------------------------

Signature:        /s/ Dennis Burdett
                  --------------------------------------

Address for Delivery: #2200 - 609 Granville Street
                     -----------------------------------

                         Vancouver, B.C.
                     -----------------------------------

                         V7Y 1H2
                     -----------------------------------


SECURITIES:

----------------------------------------------------------------------------------------------------------
CLASS OR DESCRIPTION                                      NUMBER          CERTIFICATE(S) (IF APPLICABLE)
----------------------------------------------------------------------------------------------------------
Common Shares of the Issuer                                82,500 (4)
                                                           ------
----------------------------------------------------------------------------------------------------------
Total:                                                     82,500
                                                           ======
----------------------------------------------------------------------------------------------------------

(4) These shares are registered to Canaccord Capital Corporation ITF James Hutton RRSP A/C#260-119-S-1.


SECURITY HOLDER

Name:             James Hutton
                  --------------------------------------

Signature:        /s/ James Hutton
                  --------------------------------------

Address for Delivery: 20441 68th Avenue
                      ----------------------------------

                      Langley, BC V3A 4P7
                      ----------------------------------

SECURITIES:

----------------------------------------------------------------------------------------------------------
CLASS OR DESCRIPTION                                      NUMBER          CERTIFICATE(S) (IF APPLICABLE)
----------------------------------------------------------------------------------------------------------
Preferred Shares of Voice Mobility Canada                 1,312,500 (5)
Limited                                                   ---------
----------------------------------------------------------------------------------------------------------
Total:                                                    1,312,500
                                                          =========
----------------------------------------------------------------------------------------------------------

(5) James Hutton is the registered holder of 1,312,500 Preferred Shares of VM Canada and hereby agrees to deposit in escrow with the Escrow Agent the share certificate for the Preferred Shares and, as and when issued, all share certificates evidencing common shares of the Issuer issued to James Hutton on redemption of the Preferred Shares held by James Hutton to the extent that such shares have not been released from escrow pursuant to the release schedule contained on Schedule "B" of this Agreement.

SECURITY HOLDER

Name:             Bill Gardiner
                  --------------------------------------

Signature:        /s/ Bill Gardiner
                  --------------------------------------

Address for Delivery: 5562 Sackville Street
                      ----------------------------------

                      Halifax, Nova Scotia
                      ----------------------------------

                      B3J 1L1
                      ----------------------------------

SECURITIES:

----------------------------------------------------------------------------------------------------------
CLASS OR DESCRIPTION                                      NUMBER          CERTIFICATE(S) (IF APPLICABLE)
----------------------------------------------------------------------------------------------------------
Common Shares of the Issuer                              15,000
                                                         ------
----------------------------------------------------------------------------------------------------------
Total:                                                   15,000
                                                         ======
----------------------------------------------------------------------------------------------------------

SECURITY HOLDER

Name:             Raymond James Ltd. ITF
                  --------------------------------------------
                  Margit Kristiansen RRSP A/C# 22-629S-1
                  --------------------------------------------

Signature:        /s/ Michael Holmes
                  --------------------------------------

Address for Delivery: Suite 1000, 601 West Hastings Street
                      ----------------------------------------

                      Vancouver B.C.
                      ----------------------------------------

                      V6B 5E2
                      ----------------------------------------

SECURITIES:

----------------------------------------------------------------------------------------------------------
CLASS OR DESCRIPTION                                      NUMBER          CERTIFICATE(S) (IF APPLICABLE)
----------------------------------------------------------------------------------------------------------
Common Shares of the Issuer                               257,923  (6)
                                                          -------
----------------------------------------------------------------------------------------------------------
Total:                                                    257,923
                                                          =======
----------------------------------------------------------------------------------------------------------


(6) These shares are registered to Raymond James Ltd. ITF Margit Kristiansen RRSP A/C#22-629S-1.

SECURITY HOLDER

Name:             Janis Gurney
                  ----------------------------------------

Signature:        /s/ Janis Gurney
                  ----------------------------------------

Address for Delivery: 20441 68th Avenue
                      ------------------------------------

                      Langley, BC
                      ------------------------------------

                      V3A 4P7
                      ------------------------------------


SECURITIES:

------------------------------------------------------------------------------------------------------------
CLASS OR DESCRIPTION                                      NUMBER          CERTIFICATE(S) (IF APPLICABLE)
------------------------------------------------------------------------------------------------------------
Common Shares of the Issuer                                27,584
                                                           ------
------------------------------------------------------------------------------------------------------------
Total:                                                     27,584
                                                           ======
------------------------------------------------------------------------------------------------------------

SECURITY HOLDER

Name:             E.W.G. Investments Ltd.
                  ----------------------------------------
Per:
                  /s/ Edith M. Both
                  ----------------------------------------
                  Authorized Signatory

Address for Delivery: 843 Ida Lane
                      ------------------------------------

                      Kamloops, BC
                      ------------------------------------

                      V2B 6V2
                      ------------------------------------


SECURITIES:

------------------------------------------------------------------------------------------------------------
CLASS OR DESCRIPTION                                      NUMBER          CERTIFICATE(S) (IF APPLICABLE)
------------------------------------------------------------------------------------------------------------
Preferred Shares of VM Canada:                           1,987,500 (6)
                                                         ---------
------------------------------------------------------------------------------------------------------------
Total:                                                   1,987,500
                                                         =========
------------------------------------------------------------------------------------------------------------


(6) E.W.G. Investments Ltd. is the registered holder of 1,987,500 Preferred Shares of VM Canada and hereby agrees to deposit in escrow with the Escrow Agent the share certificate for the Preferred Shares and, as and when issued, all share certificates evidencing common shares of the Issuer issued to E.W.G. Investments Ltd. on redemption of the Preferred Shares held by E.W.G. Investments Ltd to the extent that such shares have not been released from escrow pursuant to the release schedule contained on Schedule "B" of this Agreement.

                                  SCHEDULE "B"

------------------------------------------------------------------------------------------------------------
SECURITY HOLDER:  RAYMOND JAMES LTD. ITF WILLIAM KREBS RRSP A/C#22-632S-6
------------------------------------------------------------------------------------------------------------
                                            CLASS OR DESCRIPTION OF     NUMBER OF SECURITIES TO BE
          ESCROW RELEASE DATES                     SECURITIES                     RELEASED
------------------------------------------------------------------------------------------------------------
                                         Common Shares of the Issuer               66,666
------------------------------------------------------------------------------------------------------------
                                         Common Shares of the Issuer               33,334
------------------------------------------------------------------------------------------------------------
                                         Common Shares of the Issuer               33,333
                                                  Legended
------------------------------------------------------------------------------------------------------------
                                         Common Shares of the Issuer               66,667
                                                  Legended
------------------------------------------------------------------------------------------------------------

The unlegended shares are to be release before the legended shares.


------------------------------------------------------------------------------------------------------------
SECURITY HOLDER:  PACIFIC WESTERN MORTGAGE CORPORATION
------------------------------------------------------------------------------------------------------------
                                            CLASS OR DESCRIPTION OF     NUMBER OF SECURITIES TO BE
          ESCROW RELEASE DATES                     SECURITIES                     RELEASED
------------------------------------------------------------------------------------------------------------
                                         Common Shares of the Issuer               170,833
------------------------------------------------------------------------------------------------------------
                                         Preferred Shares of VM Canada             312,500
------------------------------------------------------------------------------------------------------------
                                         Common Shares of the Issuer               170,833
------------------------------------------------------------------------------------------------------------
                                         Preferred Shares of VM Canada             312,500
------------------------------------------------------------------------------------------------------------
                                         Common Shares of the Issuer               170,834
------------------------------------------------------------------------------------------------------------
                                         Preferred Shares of VM Canada             312,500
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
SECURITY HOLDER:  CANACCORD CAPITAL CORPORATION ITF JAMES HUTTON RRSP A/C#260-119-S-1
------------------------------------------------------------------------------------------------------------
                                            CLASS OR DESCRIPTION OF     NUMBER OF SECURITIES TO BE
          ESCROW RELEASE DATES                     SECURITIES                     RELEASED
------------------------------------------------------------------------------------------------------------
                                         Common Shares of the Issuer               27,500
------------------------------------------------------------------------------------------------------------
                                         Common Shares of the Issuer               27,500
                                                 Legended
------------------------------------------------------------------------------------------------------------
                                         Common Shares of the Issuer               27,500
                                                 Legended
------------------------------------------------------------------------------------------------------------

The unlegended shares are to be released before the legended shares.

------------------------------------------------------------------------------------------------------------
SECURITY HOLDER:  JAMES HUTTON
------------------------------------------------------------------------------------------------------------
                                            CLASS OR DESCRIPTION OF     NUMBER OF SECURITIES TO BE
          ESCROW RELEASE DATES                     SECURITIES                     RELEASED
------------------------------------------------------------------------------------------------------------
                                          Preferred Shares of VM Canada            437,500
------------------------------------------------------------------------------------------------------------
                                          Preferred Shares of VM Canada            437,500
------------------------------------------------------------------------------------------------------------
                                          Preferred Shares of VM Canada            437,500
------------------------------------------------------------------------------------------------------------


SECURITY HOLDER:  BILL GARDINER
------------------------------------------------------------------------------------------------------------
                                            CLASS OR DESCRIPTION OF     NUMBER OF SECURITIES TO BE
          ESCROW RELEASE DATES                     SECURITIES                     RELEASED
------------------------------------------------------------------------------------------------------------
                                                  Common Shares                    5,000
------------------------------------------------------------------------------------------------------------
                                                  Common Shares                    5,000
------------------------------------------------------------------------------------------------------------
                                                  Common Shares                    5,000
------------------------------------------------------------------------------------------------------------

SECURITY HOLDER:  RAYMOND JAMES LTD. ITF MARGIT KRISTIANSEN RRSP A/C# 22-629S-1
------------------------------------------------------------------------------------------------------------
                                            CLASS OR DESCRIPTION OF     NUMBER OF SECURITIES TO BE
          ESCROW RELEASE DATES                     SECURITIES                     RELEASED
------------------------------------------------------------------------------------------------------------
                                                  Common Shares                    85,974
------------------------------------------------------------------------------------------------------------
                                                  Common Shares                    85,974
------------------------------------------------------------------------------------------------------------
                                                  Common Shares                    85,975
------------------------------------------------------------------------------------------------------------

SECURITY HOLDER:  JANIS GURNEY
------------------------------------------------------------------------------------------------------------
                                            CLASS OR DESCRIPTION OF     NUMBER OF SECURITIES TO BE
          ESCROW RELEASE DATES                     SECURITIES                     RELEASED
------------------------------------------------------------------------------------------------------------
                                                  Common Shares                     9,194
------------------------------------------------------------------------------------------------------------
                                                  Common Shares                     9,194
------------------------------------------------------------------------------------------------------------
                                                  Common Shares                     9,194
------------------------------------------------------------------------------------------------------------

SECURITY HOLDER:  E.W.G. INVESTMENTS LTD.
------------------------------------------------------------------------------------------------------------
                                            CLASS OR DESCRIPTION OF     NUMBER OF SECURITIES TO BE
          ESCROW RELEASE DATES                     SECURITIES                     RELEASED
------------------------------------------------------------------------------------------------------------
                                         Preferred Shares of VM Canada             662,500
------------------------------------------------------------------------------------------------------------
                                         Preferred Shares of VM Canada             662,500
------------------------------------------------------------------------------------------------------------
                                         Preferred Shares of VM Canada             662,500
------------------------------------------------------------------------------------------------------------

                                  SCHEDULE "C"

Acknowledgment and Agreement to be Bound

The undersigned hereby acknowledges that the securities listed in the attached Schedule "A" (the "Securities") have been or will be transferred to the undersigned and that such securities are subject to an Escrow Agreement dated __________________________ (the "Escrow Agreement").

In consideration of $1.00 and other good and valuable consideration (the receipt and sufficiency of which are acknowledged), the undersigned agrees to be bound by the Escrow Agreement in respect of the Securities, as if the undersigned was an original signatory to the Escrow Agreement.

Dated at ____________________ on ______________.

Where the Securityholder is an individual:

SIGNED, SEALED & DELIVERED                 )
by                                         )
in the presence of:                        )
                                           )
                                           )
-----------------------------------------     ----------------------------------
Signature of Witness                       )
                                           )
Name of Witness:                           )
                -------------------------
Address of Witness:                        )
                   ----------------------
                                           )
                                           )
-----------------------------------------
Occupation of Witness:                     )
                      -------------------


Where the transferee is a corporation:

SIGNED, SEALED AND DELIVERED BY
                         per:


-----------------------------------------
Authorized Signatory


Name of Signatory:
                  -----------------------

Title of Signatory:
                   ----------------------